Exhibit 10.2a

AGREEMENT

AGREEMENT dated this 21st  day of January 2006, by and between Southridge Technology Group, Inc. (hereinafter “STG”), a Delaware Corporation, with offices located at 90 Grove Street, Ridgefield, CT 06877, Sunodia Partners Ltd. (hereinafter “Sunodia”), the principal stockholder of STG and Gary B. Wolff, P.C., counsel to STG, with offices located at 805 Third Avenue, New York, New York.

WHEREAS, STG has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form SB-2 which Registration Statement indicates in Part II, Item 25, offering expenses totaling sixty seven thousand six hundred ($67,600) dollars of which fifty thousand ($50,000) dollars are indicated as legal fees and expenses; and

WHEREAS, STG has agreed to pay all such costs as and when necessary and required, or to otherwise accrue such costs on its books and records until it is able to pay the full amount due, either from revenues or loans from Sunodia.

NOW, THEREFORE, it is herewith agreed as follows:  Absent sufficient revenues to pay these amounts within three (3) months of the date of the STG prospectus, Sunodia agrees to loan STG the funds to cover the balance of outstanding professional and related fees relating to STG’s prospectus.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when STG has the financial resources to do so.  Gary B. Wolff, P.C., STG’s counsel, by signing this Agreement agrees in full to defer his legal fee in the manner set forth in this Agreement.

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The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement, both in Risk Factor Number 2 and in the subheading entitled “Liquidity” as found in the Management’s Discussion and Analysis or Plan of Operation section.

The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 21st day of January 2006.

SOUTHRIDGE TECHNOLOGY GROUP, INC.

/s/  Joseph M. Garzi

By:  ________________________________

Joseph M. Garzi, President

SUNODIA PARTNERS LP

/s/ Stephen M. Hicks

By:  ________________________________

Stephen M. Hicks, President of General Partner of Sunodia Partners LP

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